Chase Vista Capital Advantage

                       Supplement Dated September 8, 1999
                       Prospectus Dated December 29, 1998

CAPITAL GROWTH PORTFOLIO
In the "Portfolio Objectives and Investment Approach" section on page 7 of the Prospectus the market capitalization will change to $1 billion to $10 billion.

In the "Management" section of the Prospectus, the following text replaces the paragraphs on page 18:

Henry Lartigue, Chief Investment Officer at Chase, and Chris Matlock, Portfolio Manager at Chase, are responsible for the management of the Capital Growth Portfolio. Mr. Lartigue began his career as a securities analyst at Chase in 1984. Mr. Lartigue then worked as an independent advisor, from July, 1992 to June, 1994 returning to Chase at this time. Mr. Matlock has worked at Chase since 1994 in numerous investment management roles. Prior to joining Chase he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in an investment management and finance capacity. Both have managed the portfolio since August 1999.

Mr. Lartigue and Robert Heintz, Director of Equity Management, Research and Trading at Chase, are responsible for the management of the Growth and Income Portfolio supported by a team of portfolio managers and analysts. Mr. Heintz has worked at Chase since 1983 in an investment management position. Before joining Chase he worked at the Bank of New York as a Portfolio Manager. Both have managed the portfolio since August 1999.

Henry Lartigue and John Miller, Senior Portfolio Manager at Chase, are responsible for management of the Asset Allocation Portfolio. Mr. Miller is responsible for the debt portion of the portfolio and joined Chase in 1986. Prior to joining Chase, Mr. Miller held a position as Vice President, Portfolio Manager for AMEV Advisors, Inc. Before that he held positions as an investment and credit manager. Both have managed the portfolio since August 1999.

Susan S. Huang, Head of U.S. Fixed Income Management at Chase, is responsible for the day-to-day management of the U.S. Government Portfolio. She joined Chase in 1995. Before joining Chase, she was Director of the Insurance Asset Management Group at Hyperion Capital Management, Inc. Previously, she was a Senior Portfolio Manager with CS First Boston. Before joining CS First Boston in 1992, she spent 14 years at the Equitable, where she was head of the U.S. fixed income management group at Equitable Capital Management.
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